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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 10, 1998



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


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

                    Delaware                                             94-3121462
           (State or other jurisdiction                     (I.R.S. Employer Identification No.)
         of incorporation or organization)

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              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500



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Item 5. Other Events

       On December 10, 1998, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix's SomatoKine(R) Demonstrates Significant Effects in the Treatment of Trauma-Induced Protein Wasting. Further details regarding this announcement are contained in the Company's news release dated December 10, 1998, attached as exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)    Exhibits

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated December 10, 1998.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.













                                      CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  December 10, 1998              By: /s/ DONALD D. HUFFMAN
                                      --------------------------------------
                                      Donald D. Huffman
                                      Vice President, Finance & Administration
                                      Chief Financial Officer (Duly authorized
                                      principal financial and accounting
                                      officer.)




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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


      Exhibit Number
      --------------

      Exhibit 21  Celtrix Pharmaceuticals, Inc. Press Release
                         dated December 10, 1998.